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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  January 27, 1998
                       (Date of earliest event reported)

                            GTE FLORIDA INCORPORATED
             (Exact name of Registrant as specified in its charter)


                                    FLORIDA
         (State or other jurisdiction of incorporation or organization)


             1-3090                                      59-0397520
     (Commission File Number)               (I.R.S. Employer Identification No.)


600 Hidden Ridge, HQE04B12 - Irving, Texas                 75038
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      972-718-5600
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                   GTE FLORIDA INCORPORATED AND SUBSIDIARIES

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 7.  Financial Statements and Exhibits

GTE Florida Incorporated (the Company) is filing the following amended Exhibit 12 to correct an error in the calculation of the pro forma ratio of earnings to fixed charges contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              GTE Florida Incorporated
                                        -------------------------------------
                                                    (Registrant)


Date:  January 27, 1998                       William M. Edwards, III
     -----------------------            -------------------------------------
                                              William M. Edwards, III
                                            Vice President - Controller
                                           (Principal Accounting Officer)

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                              INDEX TO EXHIBITS



EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

     12             Statement of the Consolidated Ratio of
                    Earnings to Fixed Charges.